April Forecast
================================================================================



                        Peapod Pro Forma Financial Model
                      Strategic Plan with Aggressive Growth
                                 April 16, 2001

Peapod Strategic Plan
Cash Flow Summary


                                            2000         2001         2002         2003        2004         2005
                                         -------------------------------------------------------------------------
Revenue                                    92,844      112,400      216,096      383,959      475,035      540,910
                                         -------------------------------------------------------------------------
% incr.                                        27%          17%          92%          78%          24%          14%
                                         -------------------------------------------------------------------------
EBIT                                      (55,876)     (51,457)     (46,347)     (15,580)      15,188       30,946
                                         -------------------------------------------------------------------------
Depreciation                                4,251        8,972       11,249       11,784       11,880       11,427
Cap'l Exp                                 (12,029)     (10,108)     (23,000)      (3,000)      (3,000)      (3,000)
Chgs in W/C & Other                        74,511       (2,235)       7,240        6,593        2,853        3,049
                                         -------------------------------------------------------------------------
Cash Flow before Dividend and Interest     10,856      (54,828)     (50,858)        (202)      26,921       42,422
                                         -------------------------------------------------------------------------
Cash 01/01/01                                           14,676
                                         -------------------------------------------------------------------------
Cash Need before Dividend and Interest        N/A      (40,152)     (91,010)     (91,212)         N/A          N/A
                                         -------------------------------------------------------------------------
Dividend                                        0       (8,717)      (5,812)      (5,812)      (5,812)      (5,812)
Interest                                      592       (1,153)         (97)         (32)           0            0
                                         -------------------------------------------------------------------------
Cash Flow                                  11,342      (50,022)     (56,767)      (6,046)      21,109       36,610
                                         -------------------------------------------------------------------------
Cash Need after Dividend and Interest         N/A      (50,022)    (106,789)    (112,835)     (91,726)     (55,117)
                                         -------------------------------------------------------------------------

Assumptions:

Warerooms                                    --              2         --           --           --           --
Warehouses                                   --           --              2         --           --           --

Peapod Strategic Plan
Cash Flow Summary


                                         ------------------------------------------------------------------------------------
                                            2000        2001        2002       Q1 2003     Q2 2003    Q3 2003     Q4 2003
                                         ------------------------------------------------------------------------------------
Revenue                                    92,844     112,400     216,096      81,687      92,426     101,945     107,901
                                         ------------------------------------------------------------------------------------

EBIT                                      (55,876)    (51,457)    (46,347)     (8,285)     (5,710)     (2,231)        647
                                         ------------------------------------------------------------------------------------
Depreciation                                4,251       8,972      11,249       2,744       2,994       3,077       2,970
Cap'l Exp                                 (12,029)    (10,108)    (23,000)       (750)       (750)       (750)       (750)
Chgs in W/C & Other                        74,511      (2,235)      7,240       2,605       2,195       1,525         638
                                         ------------------------------------------------------------------------------------
Cash Flow before Dividend and Interest     10,856     (54,828)    (50,858)     (3,687)     (1,271)      1,620       3,505
                                         ------------------------------------------------------------------------------------
Cash 01/01/01                                          14,676
                                         ------------------------------------------------------------------------------------

Cash Need before Dividend and Interest        N/A     (40,152)    (91,010)    (94,697)    (95,968)    (94,348)    (90,842)
                                         ------------------------------------------------------------------------------------
Dividend                                        0      (8,717)     (5,812)     (1,453)     (1,453)     (1,453)     (1,453)
Interest                                      592      (1,153)        (97)        (14)        (10)         (6)         (2)
                                         ------------------------------------------------------------------------------------
Cash Flow                                  11,342     (50,022)    (56,767)     (5,559)     (2,714)        173       2,054
                                         ------------------------------------------------------------------------------------
Cash 01/01/01                                --
                                         ------------------------------------------------------------------------------------
Cash Need after Dividend and Interest         N/A     (50,022)   (106,789)   (112,348)   (115,063)   (114,890)   (112,835)
                                         ------------------------------------------------------------------------------------
Assumptions:

Warerooms                                    --             2        --          --          --          --          --
Warehouses                                   --          --             2        --          --          --          --


                                        --------------------------------------------------------------------------------
                                           2003      Q1 2004     Q2 2004     Q3 2004     Q4 2004      2004        2005
                                        --------------------------------------------------------------------------------
Revenue                                  383,959     112,286     116,570     120,990     125,189     475,035     540,910
                                        --------------------------------------------------------------------------------

EBIT                                     (15,580)      1,923       3,148       4,670       5,446      15,188      30,946
                                        --------------------------------------------------------------------------------
Depreciation                              11,784       2,970       2,970       2,970       2,970      11,880      11,427
Cap'l Exp                                 (3,000)       (750)       (750)       (750)       (750)     (3,000)     (3,000)
Chgs in W/C & Other                        6,593         515         757         700         881       2,853       3,049
                                        --------------------------------------------------------------------------------
Cash Flow before Dividend and Interest      (202)      4,658       6,126       7,590       8,547      26,921      42,422
                                        --------------------------------------------------------------------------------
Cash 01/01/01
                                        --------------------------------------------------------------------------------

Cash Need before Dividend and Interest   (91,212)    (86,554)    (80,428)    (72,838)    (64,291)    (37,370)     42,422
                                        --------------------------------------------------------------------------------
Dividend                                  (5,812)     (1,453)     (1,453)     (1,453)     (1,453)     (5,812)     (5,812)
Interest                                     (32)          0           0           0           0           0           0
                                        --------------------------------------------------------------------------------
Cash Flow                                 (6,046)      3,205       4,673       6,137       7,094      21,109      36,610
                                        --------------------------------------------------------------------------------
Cash 01/01/01
                                        --------------------------------------------------------------------------------
Cash Need after Dividend and Interest   (112,835)   (109,630)   (104,957)    (98,820)    (91,726)    (91,726)    (55,117)
                                        --------------------------------------------------------------------------------
Assumptions:

Warerooms                                   --          --          --          --          --          --          --
Warehouses                                  --          --          --          --          --          --          --

Fast Growth Plan
================================================================================
Income Statement ($'000)


                                             1999                                           2000
                                      ---------------------------------------------------------------------------------------
                                             Total         Q1(A)   Q2(A)    Q3(A)   Q4(A)   Total   Q1(A)    Q2(A)   Q3(A)

Revenues
Net product sales                                  64,617  22,850   21,170  21,080  23,234  88,334   24,728  24,439  26,054
Delivery Fees                                       7,139   1,731    1,627     929     305   4,592      535     674     809
Sales Incentives                                        0       0        0       0    (513)   (513)    (208)   (296)   (330)
Interactive marketing services                      1,372     320      (66)    (40)    216     431       62      50     210
                                      ---------------------------------------------------------------------------------------
                                                   73,129  24,900   22,732  21,969  23,242  92,844   25,117  24,868  26,744
Cost and expenses

Cost of goods sold                                 55,585  19,216   17,573  17,293  17,564  71,646   16,983  16,380  17,463
Fulfillment operations                             23,025   8,791    7,542   8,257  12,695  37,285   12,485  10,498  10,489
General and administrative                         10,629   2,409    2,623   2,645   3,745  11,422    2,993   3,029   2,986
Marketing and selling                               7,002   1,339    1,085   1,409   4,357   8,190    3,851   3,694   3,838
System development and maintenance                  3,690   1,054    1,231   1,280   2,244   5,809    1,226   1,194   1,194
Depreciation and amortization                       2,222     664      737     942   1,908   4,251    2,300   2,224   2,224
Pre-opening expenses                                  898       0        0       0       0       0        0       0     100
Nonrecurring expenses                                   0   4,118    1,490       0   4,509  10,118      302     302     302
                                      ---------------------------------------------------------------------------------------
                                                  103,050  37,591   32,281  31,826  47,022 148,720   40,139  37,321  38,596

Operating Income (EBIT)                           (29,922)(12,691)  (9,549) (9,857)(23,780)(55,876) (15,022)(12,453)(11,852)

Other income/expense
Interest expense                                      187      57      225    (149)    354     486      211     491     547
Interest income                                     1,384      45      (24)    794     265   1,079      121      33      49
Non cash interest                                       0       0      616     434     430   1,480      434     434     434
                                      ---------------------------------------------------------------------------------------

Income Before Taxes                               (28,724)(12,702) (10,414) (9,348)(24,299)(56,764) (15,546)(13,345)(12,783)
Income Taxes                                            0       0        0       0       0       0        0       0       0
                                      ---------------------------------------------------------------------------------------
Net Income                                        (28,724)(12,702) (10,414) (9,348)(24,299)(56,764) (15,546)(13,345)(12,783)


Conversion feature                                      0          (56,953)   (228)      0 (57,181)               0       0
Preferred dividend                                      0       0        0  (1,453) (1,453) (2,905)  (1,453) (1,453) (1,453)
                                      ---------------------------------------------------------------------------------------
Net Income to common s/h                          (28,724)(12,702) (67,367)(11,029)(25,751)(116,850)(16,999)(14,798)(14,236)
                                      =======================================================================================

Net Income per share available
   to common shareholders
Basic                                               (1.65)  (0.70)   (3.73)  (0.61)  (1.43)  (6.48)   (0.94)  (0.82)  (0.79)

Shares used to calculate EPS
Basic                                              17,386  18,208   18,045  17,953  17,968  18,041   17,990  17,990  17,990






                                               2001                2002                  2002                 2003
                                      ---------------------------------------------------------------------------------------------
                                      Q4(A)    Total   Q1(E)   Q2(E)   Q3(E)    Q4(E)    Total    Q1(E)   Q2(E)    Q3(E)   Q4(E)

Revenues
Net product sales                      34,452 109,674  39,105  46,456   55,088  66,455   207,104  78,206   88,511  97,206  102,919
Delivery Fees                           1,282   3,301   1,628   1,907    2,253   2,713     8,501   3,179    3,591   3,901    4,097
Sales Incentives                         (453) (1,287)   (400)   (479)    (584)   (725)   (2,189)   (871)  (1,004) (1,106)  (1,174)
Interactive marketing services            390     712     391     465      826     997     2,679   1,173    1,328   1,944    2,058
                                      ---------------------------------------------------------------------------------------------
                                       35,672 112,400  40,723  48,348   57,584  69,440   216,096  81,687   92,426 101,945  107,901
Cost and expenses

Cost of goods sold                     23,034  73,859  26,062  31,083   37,073  44,904   139,122  52,584   59,214  64,688   68,158
Fulfillment operations                 12,983  46,454  13,257  14,515   17,016  19,792    64,581  22,197   24,208  25,608   26,386
General and administrative              2,768  11,776   2,470   2,615    2,418   2,612    10,116   2,533    2,401   2,410    2,296
Marketing and selling                   5,096  16,479   5,874   6,023    7,539   9,077    28,513   8,309    7,714   6,787    5,837
System development and maintenance      1,194   4,809   1,626   1,619    1,613   1,606     6,464   1,606    1,606   1,606    1,606
Depreciation and amortization           2,224   8,972   2,474   2,724    2,974   3,077    11,249   2,744    2,994   3,077    2,970
Pre-opening expenses                      200     300     600     600      600     600     2,400       0        0       0        0
Nonrecurring expenses                     302   1,208       0       0        0       0         0       0        0       0        0
                                      ---------------------------------------------------------------------------------------------
                                       47,800 163,857  52,363  59,179   69,233  81,668   262,443  89,972   98,136 104,176  107,254

Operating Income (EBIT)               (12,129)(51,457)(11,640)(10,830) (11,649)(12,228)  (46,347) (8,285)  (5,710) (2,231)     647

Other income/expense
Interest expense                          107   1,356      30      26       22      18        97      14       10       6        2
Interest income                             0     203       0       0        0       0         0       0        0       0        0
Non cash interest                         434   1,734     434     434      434     434     1,734     434        0       0        0
                                      ---------------------------------------------------------------------------------------------

Income Before Taxes                   (12,669)(54,344)(12,103)(11,290) (12,105)(12,680)  (48,178) (8,733)  (5,720) (2,237)     645
Income Taxes                                0       0       0       0        0       0         0       0        0       0        0
                                      ---------------------------------------------------------------------------------------------
Net Income                            (12,669)(54,344)(12,103)(11,290) (12,105)(12,680)  (48,178) (8,733)  (5,720) (2,237)     645
                                                    0

Conversion feature                          0       0       0       0        0       0         0       0        0       0        0
Preferred dividend                     (1,453) (5,812) (1,453) (1,453)  (1,453) (1,453)   (5,812) (1,453)  (1,453) (1,453)  (1,453)
                                      ---------------------------------------------------------------------------------------------
Net Income to common s/h              (14,122)(60,156)(13,556)(12,743) (13,558)(14,133)  (53,990)(10,186)  (7,173) (3,690)    (808)
                                      =============================================================================================

Net Income per share available
   to common shareholders
Basic                                   (0.78)  (3.34)  (0.75)  (0.71)   (0.75)  (0.79)    (3.00)  (0.57)   (0.40)  (0.21)   (0.04)

Shares used to calculate EPS
Basic                                  17,990  17,990  17,990  17,990   17,990  17,990    17,990  17,990   17,990  17,990   17,990




                                      2003                 2004                  2004      2005
                                     --------------------------------------------------------------
                                      Total    Q1(E)   Q2(E)   Q3(E)    Q4(E)    Total     Total

Revenues
Net product sales                     366,842 107,637 111,796  115,521 119,574   454,528   518,260
Delivery Fees                          14,769   4,224   4,327    4,428   4,531    17,510    19,025
Sales Incentives                       (4,155) (1,190) (1,230)  (1,269) (1,307)   (4,997)   (5,484)
Interactive marketing services          6,503   1,615   1,677    2,310   2,391     7,993     9,109
                                     --------------------------------------------------------------
                                      383,959 112,286 116,570  120,990 125,189   475,035   540,910
Cost and expenses

Cost of goods sold                    244,644  71,286  74,045   76,516  79,204   301,051   343,315
Fulfillment operations                 98,400  26,830  27,310   27,820  28,376   110,336   118,621
General and administrative              9,639   2,296   2,425    2,332   2,502     9,555     9,728
Marketing and selling                  28,647   5,374   5,067    5,076   5,086    20,602    20,450
System development and maintenance      6,424   1,606   1,606    1,606   1,606     6,424     6,424
Depreciation and amortization          11,784   2,970   2,970    2,970   2,970    11,880    11,427
Pre-opening expenses                        0       0       0        0       0         0         0
Nonrecurring expenses                       0       0       0        0       0         0         0
                                     --------------------------------------------------------------
                                      399,539 110,362 113,422  116,320 119,744   459,848   509,964

Operating Income (EBIT)               (15,580)  1,923   3,148    4,670   5,446    15,188    30,946

Other income/expense
Interest expense                           32       0       0        0       0         0         0
Interest income                             0       0       0        0       0         0         0
Non cash interest                         434       0       0        0       0         0         0
                                     --------------------------------------------------------------

Income Before Taxes                   (16,045)  1,923   3,148    4,670   5,446    15,188    30,946
Income Taxes                                0       0       0        0       0         0         0
                                     --------------------------------------------------------------
Net Income                            (16,045)  1,923   3,148    4,670   5,446    15,188    30,946


Conversion feature                          0       0       0        0       0         0         0
Preferred dividend                     (5,812) (1,453) (1,453)  (1,453) (1,453)   (5,812)   (5,812)
                                     --------------------------------------------------------------
Net Income to common s/h              (21,857)    470   1,695    3,217   3,993     9,376    25,134
                                     ==============================================================

Net Income per share available
   to common shareholders
Basic                                   (1.21)   0.03    0.09     0.18    0.22      0.52      1.40

Shares used to calculate EPS
Basic                                  17,990  17,990  17,990   17,990  17,990    17,990    17,990

Fast Growth Plan
================================================================================
Income Statement % Analysis

                                             1999                                           2000
                                      --------------------------------------------------------------------------------------
                                             Total         Q1(A)   Q2(A)    Q3(A)   Q4(A)   Total   Q1(A)    Q2(A)   Q3(A)

Revenues
Net product sales                                   88.4%   91.8%    93.1%   96.0%  100.0%   95.1%    98.5%   98.3%   97.4%
Customer and retailer services                       9.8%    7.0%     7.2%    4.2%    1.3%    4.9%     2.1%    2.7%    3.0%
Interactive marketing services                       1.9%    1.3%    -0.3%   -0.2%    0.9%    0.5%     0.2%    0.2%    0.8%
Licensing services                                   0.0%    0.0%     0.0%    0.0%    0.0%    0.0%     0.0%    0.0%    0.0%
                                      --------------------------------------------------------------------------------------
                                                   100.0%  100.0%   100.0%  100.0%  102.2%  100.6%   100.8%  101.2%  101.2%
Cost and expenses

Cost of goods sold                                  76.0%   77.2%    77.3%   78.7%   75.6%   77.2%    67.6%   65.9%   65.3%
Fulfillment operations                              31.5%   35.3%    33.2%   37.6%   54.6%   40.2%    49.7%   42.2%   39.2%
General and administrative                          14.5%    9.7%    11.5%   12.0%   16.1%   12.3%    11.9%   12.2%   11.2%
Marketing and selling                                9.6%    5.4%     4.8%    6.4%   18.7%    8.8%    15.3%   14.9%   14.4%
System development and maintenance                   5.0%    4.2%     5.4%    5.8%    9.7%    6.3%     4.9%    4.8%    4.5%
Depreciation and amortization                        3.0%    2.7%     3.2%    4.3%    8.2%    4.6%     9.2%    8.9%    8.3%
Pre-opening expenses                                 1.2%    0.0%     0.0%    0.0%    0.0%    0.0%     0.0%    0.0%    0.4%
Nonrecurring expenses                                0.0%   16.5%     6.6%    0.0%   19.4%   10.9%     1.2%    1.2%    1.1%
                                      --------------------------------------------------------------------------------------
                                                   139.7%  134.4%   135.5%  144.9%  182.9%  149.3%   158.6%  148.9%  142.8%

Operating Income                                   -40.9%  -51.0%   -42.0%  -44.9% -102.3%  -60.2%   -59.8%  -50.1%  -44.3%

Other income/expense

Interest expense                                     0.3%    0.2%     1.0%   -0.7%    1.5%    0.5%     0.8%    2.0%    2.0%
Interest income                                      1.9%    0.2%    -0.1%    3.6%    1.1%    1.2%     0.5%    0.1%    0.2%
Non cash interest                                    0.0%    0.0%     2.7%    2.0%    1.8%    1.6%     1.7%    1.7%    1.6%
                                      --------------------------------------------------------------------------------------

Income Before Taxes                                -39.3%  -51.0%   -45.8%  -42.6% -104.5%  -61.1%   -61.9%  -53.7%  -47.8%
Income Taxes                                         0.0%    0.0%     0.0%    0.0%    0.0%    0.0%     0.0%    0.0%    0.0%
                                      --------------------------------------------------------------------------------------
Net Income                                         -39.3%  -51.0%   -45.8%  -42.6% -104.5%  -61.1%   -61.9%  -53.7%  -47.8%
                                      ======================================================================================



                                                2001                 2002                 2002                 2003
                                      ---------------------------------------------------------------------------------------------
                                       Q4(A)    Total   Q1(E)   Q2(E)   Q3(E)    Q4(E)    Total    Q1(E)   Q2(E)    Q3(E)   Q4(E)

Revenues
Net product sales                        96.6%   97.6%   96.0%   96.1%    95.7%   95.7%     95.8%   95.7%    95.8%   95.4%    95.4%
Customer and retailer services            3.6%    2.9%    4.0%    3.9%     3.9%    3.9%      3.9%    3.9%     3.9%    3.8%     3.8%
Interactive marketing services            1.1%    0.6%    1.0%    1.0%     1.4%    1.4%      1.2%    1.4%     1.4%    1.9%     1.9%
Licensing services                        0.0%    0.0%    0.0%    0.0%     0.0%    0.0%      0.0%    0.0%     0.0%    0.0%     0.0%
                                      ---------------------------------------------------------------------------------------------
                                        101.3%  101.1%  101.0%  101.0%   101.0%  101.0%    101.0%  101.1%   101.1%  101.1%   101.1%
Cost and expenses

Cost of goods sold                       64.6%   65.7%   64.0%   64.3%    64.4%   64.7%     64.4%   64.4%    64.1%   63.5%    63.2%
Fulfillment operations                   36.4%   41.3%   32.6%   30.0%    29.6%   28.5%     29.9%   27.2%    26.2%   25.1%    24.5%
General and administrative                7.8%   10.5%    6.1%    5.4%     4.2%    3.8%      4.7%    3.1%     2.6%    2.4%     2.1%
Marketing and selling                    14.3%   14.7%   14.4%   12.5%    13.1%   13.1%     13.2%   10.2%     8.3%    6.7%     5.4%
System development and maintenance        3.3%    4.3%    4.0%    3.3%     2.8%    2.3%      3.0%    2.0%     1.7%    1.6%     1.5%
Depreciation and amortization             6.2%    8.0%    6.1%    5.6%     5.2%    4.4%      5.2%    3.4%     3.2%    3.0%     2.8%
Pre-opening expenses                      0.6%    0.3%    1.5%    1.2%     1.0%    0.9%      1.1%    0.0%     0.0%    0.0%     0.0%
Nonrecurring expenses                     0.8%    1.1%    0.0%    0.0%     0.0%    0.0%      0.0%    0.0%     0.0%    0.0%     0.0%
                                      ---------------------------------------------------------------------------------------------
                                        132.6%  144.4%  127.1%  121.2%   119.2%  116.7%    120.3%  110.1%   106.2%  102.2%    99.4%

Operating Income                        -34.0%  -45.8%  -28.6%  -22.4%   -20.2%  -17.6%    -21.4%  -10.1%    -6.2%   -2.2%     0.6%

Other income/expense

Interest expense                          0.3%    1.2%    0.1%    0.1%     0.0%    0.0%      0.0%    0.0%     0.0%    0.0%     0.0%
Interest income                           0.0%    0.2%    0.0%    0.0%     0.0%    0.0%      0.0%    0.0%     0.0%    0.0%     0.0%
Non cash interest                         1.2%    1.5%    1.1%    0.9%     0.8%    0.6%      0.8%    0.5%     0.0%    0.0%     0.0%
                                      ---------------------------------------------------------------------------------------------

Income Before Taxes                     -35.5%  -48.3%  -29.7%  -23.4%   -21.0%  -18.3%    -22.3%  -10.7%    -6.2%   -2.2%     0.6%
Income Taxes                              0.0%    0.0%    0.0%    0.0%     0.0%    0.0%      0.0%    0.0%     0.0%    0.0%     0.0%
                                      ---------------------------------------------------------------------------------------------
Net Income                              -35.5%  -48.3%  -29.7%  -23.4%   -21.0%  -18.3%    -22.3%  -10.7%    -6.2%   -2.2%     0.6%
                                      =============================================================================================



                                        2003                 2004                  2004      2005
                                      ---------------------------------------------------------------
                                        Total    Q1(E)   Q2(E)   Q3(E)    Q4(E)    Total     Total

Revenues
Net product sales                         95.5%   95.9%   95.9%    95.5%   95.5%     95.7%     95.8%
Customer and retailer services             3.8%    3.8%    3.7%     3.7%    3.6%      3.7%      3.5%
Interactive marketing services             1.7%    1.4%    1.4%     1.9%    1.9%      1.7%      1.7%
Licensing services                         0.0%    0.0%    0.0%     0.0%    0.0%      0.0%      0.0%
                                      ---------------------------------------------------------------
                                         101.1%  101.1%  101.1%   101.0%  101.0%    101.1%    101.0%
Cost and expenses

Cost of goods sold                        63.7%   63.5%   63.5%    63.2%   63.3%     63.4%     63.5%
Fulfillment operations                    25.6%   23.9%   23.4%    23.0%   22.7%     23.2%     21.9%
General and administrative                 2.5%    2.0%    2.1%     1.9%    2.0%      2.0%      1.8%
Marketing and selling                      7.5%    4.8%    4.3%     4.2%    4.1%      4.3%      3.8%
System development and maintenance         1.7%    1.4%    1.4%     1.3%    1.3%      1.4%      1.2%
Depreciation and amortization              3.1%    2.6%    2.5%     2.5%    2.4%      2.5%      2.1%
Pre-opening expenses                       0.0%    0.0%    0.0%     0.0%    0.0%      0.0%      0.0%
Nonrecurring expenses                      0.0%    0.0%    0.0%     0.0%    0.0%      0.0%      0.0%
                                      ---------------------------------------------------------------
                                         104.1%   98.3%   97.3%    96.1%   95.6%     96.8%     94.3%

Operating Income                          -4.1%    1.7%    2.7%     3.9%    4.4%      3.2%      5.7%

Other income/expense

Interest expense                           0.0%    0.0%    0.0%     0.0%    0.0%      0.0%      0.0%
Interest income                            0.0%    0.0%    0.0%     0.0%    0.0%      0.0%      0.0%
Non cash interest                          0.1%    0.0%    0.0%     0.0%    0.0%      0.0%      0.0%
                                      ---------------------------------------------------------------

Income Before Taxes                       -4.2%    1.7%    2.7%     3.9%    4.4%      3.2%      5.7%
Income Taxes                               0.0%    0.0%    0.0%     0.0%    0.0%      0.0%      0.0%
                                      ---------------------------------------------------------------
Net Income                                -4.2%    1.7%    2.7%     3.9%    4.4%      3.2%      5.7%
                                      ===============================================================

Fast Growth Plan
================================================================================
Cash Flow Statement ($'000)

                                                             1999                                                             2000
                                                         ---------------------------------------------------------------------------
                                                             Total        Q1(A)         Q2(A)         Q3(A)       Q4(A)      Total

Cash flow from operating activities
Net income                                                 (28,724)      (12,702)      (10,414)      (9,348)    (24,299)    (56,764)
Depreciation and amortization                                2,222         664           737           942        1,908      4,251
Stock and options issued for services                         140          535            0             0           0         535
Other adjustments                                             344         1,182         5,441        (10,617)    (1,174)    (5,168)
Changes in working capital
Receivables                                                  1,037         164           645          (911)       1,183      1,081
Inventory                                                    (458)         (86)          (99)         (706)       (313)     (1,204)
Prepaid expenses                                             (287)          30          (290)         (387)        443       (204)
Other current assets                                        (7,418)       6,825        (4,598)        2,934      (1,052)     4,109
Accounts payable                                             2,704        3,987        (3,703)       (2,065)       589      (1,192)
Accrued Compensation                                         (305)         684          (311)          788         268       1,429
Other accrued liabilities                                    (791)        2,185         6,469        (4,366)       353       4,641
Deferred service fees                                        (738)        (120)         (151)         1,272       1,252      2,248
                                                         ---------------------------------------------------------------------------
Net cash from operating activities                         (32,273)       3,347        (6,274)       (22,464)   (20,842)    (46,233)

Cash flow from investing activities
Property and equipment purchased                            (3,042)       (648)         (909)        (12,198)     1,726     (12,029)
Capitalized software development costs                         0            0             0             0           0          0
Other                                                         14            0             0             0           0          0
                                                         ---------------------------------------------------------------------------
Net cash from investing activities                          (3,028)       (648)         (909)        (12,198)     1,726     (12,029)

Cash flow from financing activities
Proceeds from issuance of stock, net                         2,400          0           64,428          0           0        64,428
Proceeds from exercise of options & warrants                 2,087         372            0             0           0         372
Net proceeds from issuance of debt                             0            0             0             0           0          0
Purchase of treasury stock                                   (109)          0             0             0           0          0
Preferred Stock Dividend                                       0            0             0             0           0          0
Payments on capital leases                                  (1,125)       (219)         (193)         5,955       (739)      4,804
                                                         ---------------------------------------------------------------------------
Net cash from  financing activities                          3,254        7,808         64,235        5,955       (739)      77,259

Net increase (decrease) in cash                            (32,047)       2,852         57,052       (28,707)   (19,855)     11,342

Cash and cash equivalents at beginning of period            35,390        3,343         6,199         63,230     34,524      3,343
Cash and cash equivalents at end of period                   3,343        6,199         63,230        34,524     14,676      14,676



                                                            2001                  2002                   2002
                                                         ------------------------------------------------------------------
                                                           Total     Q1(E)    Q2(E)    Q3(E)   Q4(E)     Total    Q1(E)

Cash flow from operating activities
Net income                                                (54,344)  (12,103) (11,290) (12,105)(12,680) (48,178)  (8,733)
Depreciation and amortization                              8,972     2,474    2,724    2,974   3,077    11,249    2,744
Stock and options issued for services                        0         0        0        0       0         0        0
Other adjustments                                          1,809      434      434      434     434      1,734     434
Changes in working capital                                   0
Receivables                                                (457)     (175)    (193)    (233)   (300)     (901)    (310)
Inventory                                                 (1,443)    (953)   (1,034)  (1,054)  (123)    (3,164)   (125)
Prepaid expenses                                             21      (130)    (126)    (170)   (212)     (638)    (202)
Other current assets                                        (17)       0        0       475     475       950      475
Accounts payable                                            517      1,433     899     1,326   1,640     5,298    1,095
Accrued Compensation                                        194       367      324      478     591      1,759     394
Other accrued liabilities                                  1,095     1,269    1,159    1,709   2,114     6,251    1,412
Deferred service fees                                      2,849       0        0        0       0         0        0
                                                         ------------------------------------------------------------------
Net cash from operating activities                        (40,805)  (7,385)  (7,103)  (6,167) (4,984)  (25,640)  (2,816)

Cash flow from investing activities
Property and equipment purchased                          (10,108)  (5,750)  (5,750)  (5,750) (5,750)  (23,000)   (750)
Capitalized software development costs                    (2,908)     (78)     (78)      0       0       (155)      0
Other                                                        0         0        0        0       0         0        0
                                                         ------------------------------------------------------------------
Net cash from investing activities                        (13,016)  (5,828)  (5,828)  (5,750) (5,750)  (23,155)   (750)

Cash flow from financing activities
Proceeds from issuance of stock, net                         0         0        0        0       0         0        0
Proceeds from exercise of options & warrants                 0         0        0        0       0         0        0
Net proceeds from issuance of debt                           0         0        0        0       0         0        0
Purchase of treasury stock                                   0         0        0        0       0         0        0
Preferred Stock Dividend                                  (8,717)   (1,453)  (1,453)  (1,453) (1,453)   (5,812)  (1,453)
Payments on capital leases                                (2,160)    (540)    (540)    (540)   (540)    (2,160)   (540)
                                                         ------------------------------------------------------------------
Net cash from  financing activities                       (10,877)  (1,993)  (1,993)  (1,993) (1,993)   (7,972)  (1,993)
                                                             0
Net increase (decrease) in cash                           (64,698)  (15,205) (14,924) (13,910)(12,727) (56,767)  (5,559)

Cash and cash equivalents at beginning of period           14,676   (50,021) (65,226) (80,150)(94,061) (50,021)  (106,788)
Cash and cash equivalents at end of period                (50,021)  (65,226) (80,150) (94,061)(106,788)(106,788) (112,347)



                                                              2003                   2003
                                                         --------------------------------------------
                                                          Q2(E)   Q3(E)    Q4(E)     Total    Q1(E)

Cash flow from operating activities
Net income                                               (5,720) (2,237)    645    (16,045)   1,923
Depreciation and amortization                             2,994   3,077    2,970    11,784    2,970
Stock and options issued for services                       0       0        0         0        0
Other adjustments                                           0       0        0        434       0
Changes in working capital
Receivables                                               (271)   (241)    (151)     (972)    (111)
Inventory                                                 (128)   (130)    (133)     (517)    (136)
Prepaid expenses                                          (173)   (137)     (85)     (597)    (71)
Other current assets                                       475     475      475      1,900      0
Accounts payable                                          1,077    796      406      3,374     410
Accrued Compensation                                       388     287      146      1,215     148
Other accrued liabilities                                 1,388   1,027     523      4,350     528
Deferred service fees                                       0       0        0         0        0
                                                         --------------------------------------------
Net cash from operating activities                         29     2,916    4,797     4,926    5,661

Cash flow from investing activities
Property and equipment purchased                          (750)   (750)    (750)    (3,000)   (750)
Capitalized software development costs                      0       0        0         0        0
Other                                                       0       0        0         0        0
                                                         --------------------------------------------
Net cash from investing activities                        (750)   (750)    (750)    (3,000)   (750)

Cash flow from financing activities
Proceeds from issuance of stock, net                        0       0        0         0        0
Proceeds from exercise of options & warrants                0       0        0         0        0
Net proceeds from issuance of debt                          0       0        0         0        0
Purchase of treasury stock                                  0       0        0         0        0
Preferred Stock Dividend                                 (1,453) (1,453)  (1,453)   (5,812)  (1,453)
Payments on capital leases                                (540)   (540)    (540)    (2,160)   (253)
                                                         --------------------------------------------
Net cash from  financing activities                      (1,993) (1,993)  (1,993)   (7,972)  (1,706)

Net increase (decrease) in cash                          (2,714)   173     2,054    (6,046)   3,205

Cash and cash equivalents at beginning of period         (112,347(115,062)(114,889)(106,788) (112,834)
Cash and cash equivalents at end of period               (115,062(114,889)(112,834)(112,834) (109,629)


                                                               2004                  2004       2005
                                                         -----------------------------------------------
                                                          Q2(E)    Q3(E)   Q4(E)     Total     Total

Cash flow from operating activities
Net income                                                3,148    4,670   5,446    15,188     30,946
Depreciation and amortization                             2,970    2,970   2,970    11,880     11,427
Stock and options issued for services                       0        0       0         0         0
Other adjustments                                           0        0       0         0         0
Changes in working capital
Receivables                                               (108)    (112)   (106)     (437)     (417)
Inventory                                                 (138)    (141)   (144)     (559)     (605)
Prepaid expenses                                           (65)    (60)     (65)     (261)     (254)
Other current assets                                        0        0       0         0         0
Accounts payable                                           403      382     452      1,647     1,633
Accrued Compensation                                       145      138     163       593       588
Other accrued liabilities                                  520      493     582      2,123     2,105
Deferred service fees                                       0        0       0         0         0
                                                         -----------------------------------------------
Net cash from operating activities                        6,876    8,340   9,297    30,174     45,422

Cash flow from investing activities
Property and equipment purchased                          (750)    (750)   (750)    (3,000)   (3,000)
Capitalized software development costs                      0        0       0         0         0
Other                                                       0        0       0         0         0
                                                         -----------------------------------------------
Net cash from investing activities                        (750)    (750)   (750)    (3,000)   (3,000)

Cash flow from financing activities
Proceeds from issuance of stock, net                        0        0       0         0         0
Proceeds from exercise of options & warrants                0        0       0         0         0
Net proceeds from issuance of debt                          0        0       0         0         0
Purchase of treasury stock                                  0        0       0         0         0
Preferred Stock Dividend                                 (1,453)  (1,453) (1,453)   (5,812)   (5,812)
Payments on capital leases                                  0        0       0       (253)       0
                                                         -----------------------------------------------
Net cash from  financing activities                      (1,453)  (1,453) (1,453)   (6,065)   (5,812)

Net increase (decrease) in cash                           4,673    6,137   7,094    21,109     36,610

Cash and cash equivalents at beginning of period         (109,629)(104,956(98,819) (112,834)  (91,725)
Cash and cash equivalents at end of period               (104,956)(98,819)(91,725) (91,725)   (55,116)


April Forecast
================================================================================
Balance Sheet ($'000)

                                                   1999       2000       2001                     2002                    2002
                                                -----------------------------------------------------------------------------------
                                                   Total      Total     Total      Q1(E)     Q2(E)    Q3(E)     Q4(E)     Total
Receivable Days Outstanding                         7.4        1.6       2.8        2.3       2.3      2.3       2.3       3.0
Prepaid as % of Total Expenses                     0.6%       0.6%       0.5%      2.0%      2.0%      2.0%     2.0%       0.6%
Other assets as  % of noncash current             430.1%     398.8%     284.7%    150.0%    150.0%    150.0%   150.0%     109.9%
Accounts Payable Days Outstanding                  21.8       12.2      162.3      12.0      12.0      12.0     12.0       15.0
Accrued Comp as % of Total Expenses                0.5%       1.3%      17.2%      4.8%      4.8%      4.8%     4.8%       1.5%
Accrued Expenses as % of Total Expenses            1.8%       4.4%      62.0%      17.0%     17.0%    17.0%     17.0%      5.3%

Assets
Current Assets

Cash and marketable securities                     3,343     14,676    (50,021)  (65,226)  (80,150)  (94,061) (106,788) (106,788)
Receivables                                        1,478       397       854       1,029     1,222    1,455     1,755     1,755
Inventory                                           458       1,662     3,105      4,057     5,091    6,146     6,268     6,268
Prepaid expenses                                    473        677       656        786       912     1,082     1,294     1,294
Other current assets                               8,392      4,283     4,300      4,300     4,300    3,825     3,350     3,350
                                                -----------------------------------------------------------------------------------
Total Current Assets                              14,144     21,695    (41,106)  (55,053)  (68,625)  (81,553) (94,121)   (94,121)

Property and equipment:
Computer equipment and software                    6,737      8,212     13,006    13,861    14,717    15,572   16,427     16,427
Service equipment and other                        4,189     14,820     20,133    25,028    29,923    34,818   39,712     39,712
Subtotal Property and equipment at cost           10,926     23,032     33,140    38,890    44,640    50,390   56,140     56,140
Accumulated depreciation                          (4,290)    (8,285)   (16,223)  (13,653)  (15,845)  (18,287) (20,979)   (20,979)
                                                -----------------------------------------------------------------------------------
Net property and equipment                         6,636     14,747     16,917    25,237    28,795    32,103   35,161     35,161

Goodwill net of accumulated amortization             0        7,123     5,185      4,653     4,121    3,589     3,204     3,204
Other Assets                                         0        2,168      609        334       59        0         0         0
                                                -----------------------------------------------------------------------------------
Total Assets                                      20,780     45,733    (18,396)  (24,830)  (35,651)  (45,861) (55,756)   (55,756)
                                                ===================================================================================

                                                                 2003                    2003      2004       2005
                                                -----------------------------------------------------------------------
                                                  Q1(E)    Q2(E)     Q3(E)     Q4(E)     Total      Total     Total
Receivable Days Outstanding                        2.3      2.3       2.3       2.3       2.6        2.4       2.4
Prepaid as % of Total Expenses                    2.0%      2.0%     2.0%      2.0%       0.6%      0.5%       0.5%
Other assets as  % of noncash current            150.0%    150.0%   150.0%    150.0%     31.4%      27.3%     24.2%
Accounts Payable Days Outstanding                 12.0      12.0     12.0      12.0       12.9      12.5       12.5
Accrued Comp as % of Total Expenses               4.8%      4.8%     4.8%      4.8%       1.3%      1.2%       1.2%
Accrued Expenses as % of Total Expenses           17.0%    17.0%     17.0%     17.0%      4.6%      4.4%       4.4%

Assets
Current Assets

Cash and marketable securities                  (112,347) (115,062)(114,889) (112,834) (112,834)  (91,725)   (55,116)
Receivables                                       2,065    2,336     2,577     2,727     2,727      3,164     3,582
Inventory                                         6,394    6,522     6,652     6,785     6,785      7,345     7,950
Prepaid expenses                                  1,496    1,668     1,806     1,891     1,891      2,152     2,405
Other current assets                              2,875    2,400     1,925     1,450     1,450      1,450     1,450
                                                -----------------------------------------------------------------------
Total Current Assets                            (99,518)  (102,136)(101,929) (99,981)   (99,981)  (77,615)   (39,729)

Property and equipment:
Computer equipment and software                  16,802    17,177   17,552    17,927     17,927    19,427     20,927
Service equipment and other                      40,087    40,462   40,837    41,212     41,212    42,712     44,212
Subtotal Property and equipment at cost          56,890    57,640   58,390    59,140     59,140    62,140     65,140
Accumulated depreciation                        (23,338)  (25,946) (28,638)  (31,330)   (31,330)  (42,098)   (52,866)
                                                -----------------------------------------------------------------------
Net property and equipment                       33,552    31,693   29,751    27,809     27,809    20,041     12,273

Goodwill net of accumulated amortization          2,819    2,434     2,049     1,771     1,771       659        0
Other Assets                                        0        0         0         0         0          0         0
                                                -----------------------------------------------------------------------
Total Assets                                    (63,147)  (68,008) (70,129)  (70,401)   (70,401)  (56,915)   (27,456)
                                                =======================================================================

April Forecast
================================================================================
Balance Sheet ($'000)


                                                   1999       2000       2001                     2002                    2002
                                                -----------------------------------------------------------------------------------
                                                   Total      Total     Total      Q1(E)     Q2(E)    Q3(E)     Q4(E)     Total

Liabilities and Stockholders' Equity
Current Liabilities
Accounts payable                                   6,147      4,955     5,472      6,905     7,804    9,130    10,769     10,769
Accrued Compensation                                497       1,926     2,120      2,487     2,811    3,289     3,879     3,879
Other accrued liabilities                          1,897      6,538     7,633      8,902    10,060    11,770   13,884     13,884
Current deferred service fees/preferred div.        615       2,963       0          0         0        0         0         0
Current obligations under capital leases            690       1,965       0          0         0        0         0         0
                                                -----------------------------------------------------------------------------------
Total Current Liabilities                          9,846     18,347     15,225    18,294    20,675    24,188   28,532     28,532

Deferred service fees                               95          0         0          0         0        0         0         0
Subordinated debentures                              0          0         0          0         0        0         0         0
Obligations under capital leases, less current     1,129      4,829     4,573      4,033     3,493    2,953     2,413     2,413
                                                -----------------------------------------------------------------------------------

Total Liabilities                                 11,070     23,176     19,798    22,327    24,168    27,141   30,945     30,945

Stockholders' equity

Preferred stock                                      0       64,684     64,684    64,684    64,684    64,684   64,684     64,684
Common stock                                        183        184       184        184       184      184       184       184
Additional paid-in capital                        71,698     74,832     74,846    74,846    74,846    74,846   74,846     74,846
Note receivable from officer                      (2,369)       0         0          0         0        0         0         0
Accumulated deficit                              (58,631)   (115,271) (176,034)  (184,998) (197,660) (210,843)(224,542) (224,542)
Treasury Stock                                    (1,171)    (1,873)   (1,873)    (1,873)   (1,873)  (1,873)   (1,873)   (1,873)
                                                -----------------------------------------------------------------------------------
Total Stockholders' equity                         9,710     22,556    (38,193)  (47,157)  (59,819)  (73,002) (86,702)   (86,702)

                                                -----------------------------------------------------------------------------------
Total Liabilities and stockholders' equity        20,780     45,732    (18,396)  (24,830)  (35,651)  (45,861) (55,756)   (55,756)
                                                ===================================================================================


                                                                 2003                    2003      2004       2004
                                                -----------------------------------------------------------------------
                                                  Q1(E)    Q2(E)     Q3(E)     Q4(E)     Total      Total     Total

Liabilities and Stockholders' Equity
Current Liabilities
Accounts payable                                 11,864    12,941   13,737    14,143     14,143    15,790     17,423
Accrued Compensation                              4,274    4,661     4,948     5,095     5,095      5,688     6,276
Other accrued liabilities                        15,295    16,683   17,710    18,233     18,233    20,356     22,461
Current deferred service fees/preferred div.        0        0         0         0         0          0         0
Current obligations under capital leases            0        0         0         0         0          0         0
                                                -----------------------------------------------------------------------
Total Current Liabilities                        31,433    34,286   36,396    37,471     37,471    41,835     46,160

Deferred service fees                               0        0         0         0         0          0         0
Subordinated debentures                             0        0         0         0         0          0         0
Obligations under capital leases, less current    1,873    1,333      793       253       253         0         0
                                                -----------------------------------------------------------------------

Total Liabilities                                33,306    35,619   37,189    37,724     37,724    41,835     46,160

Stockholders' equity

Preferred stock                                  64,684    64,684   64,684    64,684     64,684    64,684     64,684
Common stock                                       184      184       184       184       184        184       184
Additional paid-in capital                       74,846    74,846   74,846    74,846     74,846    74,846     74,846
Note receivable from officer                        0        0         0         0         0          0         0
Accumulated deficit                             (234,295) (241,468)(245,158) (245,966) (245,966)  (236,590) (211,456)
Treasury Stock                                   (1,873)  (1,873)   (1,873)   (1,873)   (1,873)    (1,873)   (1,873)
                                                -----------------------------------------------------------------------
Total Stockholders' equity                      (96,454)  (103,627)(107,317) (108,125) (108,125)  (98,749)   (73,616)

                                                -----------------------------------------------------------------------
Total Liabilities and stockholders' equity      (63,147)  (68,008) (70,129)  (70,401)   (70,401)  (56,915)   (27,456)
                                                =======================================================================

April Forecast                                              Financial Pro Forma
================================================================================
Consolidated - Per Order Metrics


                                                           1999      2000                 2001                2001
                                                         ---------------------------------------------------------------------
                                                           Total    Total    Q1(E)   Q2(E)   Q3(E)   Q4(E)    Total    Q1(E)
New Warehouses                                               0        0        0       0       0       0        0        1
New Warerooms                                                0        1        0       0       1       1        2        0

Beginning Customers                                       94,965   110,652  124,402 123,374 125,297 134,076  124,402  161,103
New Customers                                             62,698    94,021  18,011  21,484  19,510  40,809   99,814   40,750
Cancelled Customers                                      (47,011)  (80,271) (19,039)(19,462)(11,131)(13,292)(62,924)  (13,906)
                                                         ---------------------------------------------------------------------
Ending Customers                                          110,652  124,402  123,374 125,397 133,676 141,339  161,293  187,947

Monthly Cancellation Percentage                            -3.9%    -5.3%    -5.1%   -5.2%   -2.9%   -3.2%    -4.1%    -2.7%

Average Customers                                         95,093   126,212  123,888 124,386 129,486 137,708  128,867  174,525
Monthly Frequency                                          0.50      0.51    0.57    0.54    0.56    0.69     0.59     0.61
                                                         ---------------------------------------------------------------------
Total Orders                                              571,312  772,461  210,110 202,493 216,903 285,026  914,532  321,741

Revenue

Average Order Size                                        113.10    114.35  117.69  120.69  120.12  120.87   119.92   121.54
Gross Margin % on Grocery Sales                            14.0%    18.9%    31.3%   33.0%   33.0%   33.1%    32.7%    33.4%
                                                         ---------------------------------------------------------------------
Gross Margin                                               15.81    21.60    36.86   39.80   39.61   40.06    39.16    40.54
Delivery Fees                                              8.08      3.83    2.55    3.33    3.73    4.50     3.61     5.06
Sales Incentives                                           0.00     (0.66)  (0.99)  (1.46)  (1.52)  (1.59)   (1.41)   (1.24)
                                                         ---------------------------------------------------------------------
Total Revenues                                             28.27    26.88    38.42   41.67   41.82   42.97    41.36    44.35

Expenses per Order

Variable Labor

Pick                                                       7.26      7.20    9.69    7.70    7.02    6.66     7.67     8.03
Pack and Deliver                                           11.27    14.78    18.81   16.37   14.33   12.72    15.31    15.25
Replenishment and Service Shops                            5.20      5.32    5.78    5.19    5.12    5.21     5.31     4.30
Fixed Labor
Supervision                                                6.05      2.15    4.57    4.85    4.47    3.20     4.18     1.50
Administration                                             1.99      6.47    5.45    5.50    5.17    4.67     5.15     2.14
Transportation                                             0.38      0.91    1.35    1.33    1.34    1.28     1.32     1.20
Human Resources                                            1.39      1.19    0.95    0.66    0.58    0.56     0.68     0.39
Merchandising                                              0.37      0.22    0.35    0.36    0.33    0.43     0.37     0.35
Facilities                                                 2.16      3.01    5.54    3.39    3.34    3.30     3.84     2.70
Market Transition Costs                                    0.00      0.00    1.67    1.23    1.38    2.01     1.61     0.00
Transaction Costs                                          0.46      0.97    1.87    1.93    1.97    2.07     1.97     2.08
Allocated Expenses
Customer Care                                              1.86      1.79    2.31    2.28    2.23    2.19     2.25     2.11
Technical Support                                          1.00      0.98    0.57    0.56    0.59    0.61     0.59     0.67
Telecommunication                                          0.50      0.49    0.51    0.50    0.50    0.49     0.50     0.48
                                                         ---------------------------------------------------------------------
Total Expenses                                             36.51    42.24    56.03   48.50   45.04   42.11    47.42    37.95
                                                         ---------------------------------------------------------------------

Contribution Before Acquisition Costs                     (8.25)   (15.35)  (17.61) (6.83)  (3.22)   0.86    (6.05)    6.41

Acquisition Costs per New Customer                         69.12    63.84   113.55   88.58  105.88   80.67    93.23   102.14
Mthly Retention Costs/Avg Customer                         0.00      1.30    0.86    0.87    0.79    0.81     3.33     0.47
                                                         ---------------------------------------------------------------------
Acq & Retention Costs/Order                                7.59      7.77    9.73    9.40    9.52    11.55    10.18    12.94

Net Contribution per Order                                (15.83)  (23.12)  (27.34) (16.23) (12.74) (10.69)  (16.23)  (6.53)
                                                         =====================================================================


                                                               2002                2002                  2003                2003
                                                         --------------------------------------------------------------------------
                                                           Q2(E)   Q3(E)   Q4(E)   Total    Q1(E)   Q2(E)   Q3(E)   Q4(E)    Total
New Warehouses                                               1       1       1       4        0       0       0       0        0
New Warerooms                                                0       0       0       0        0       0       0       0        0

Beginning Customers                                       187,947 222,382 266,274 161,103  324,430 370,348 406,966 433,088  324,430
New Customers                                             48,550  58,200  73,200  220,700  68,400  62,600  54,800  47,000   232,800
Cancelled Customers                                      ((14,115)(14,308)(15,044)(57,373) (22,482)(25,983)(28,677)(30,579)(107,722)
                                                         --------------------------------------------------------------------------
Ending Customers                                          222,382 266,274 324,430 324,430  370,348 406,966 433,088 449,509  449,509

Monthly Cancellation Percentage                            -2.3%   -2.0%   -1.7%   -2.1%    -2.2%   -2.2%   -2.3%   -2.3%    -2.2%

Average Customers                                         205,164 244,328 295,352 229,842  347,389 388,657 420,027 441,298  399,343
Monthly Frequency                                          0.61    0.61    0.61     0.61    0.61    0.61    0.61    0.61      0.61
                                                         --------------------------------------------------------------------------
Total Orders                                              377,440 446,340 538,184 1,683,705635,151 712,154 770,687 810,372 2,928,364

Revenue

Average Order Size                                        123.08  123.42  123.48   123.01  123.13  124.29  126.13  127.00    125.27
Gross Margin % on Grocery Sales                            33.1%   32.7%   32.4%   32.8%    32.8%   33.1%   33.5%   33.8%    33.3%
                                                         --------------------------------------------------------------------------
Gross Margin                                               40.73   40.36   40.04   40.38    40.34   41.14   42.19   42.89    41.73
Delivery Fees                                              5.05    5.05    5.04     5.05    5.01    5.04    5.06    5.06      5.04
Sales Incentives                                          (1.27)  (1.31)  (1.35)   (1.30)  (1.37)  (1.41)  (1.44)  (1.45)    (1.42)
                                                         --------------------------------------------------------------------------
Total Revenues                                             44.51   44.10   43.74   44.13    43.97   44.77   45.82   46.50    45.35

Expenses per Order

Variable Labor

Pick                                                       7.46    7.48    7.06     7.45    6.77    6.45    6.12    5.86      6.27
Pack and Deliver                                           14.91   14.47   14.03   14.58    13.48   13.24   13.06   12.86    13.14
Replenishment and Service Shops                            4.27    4.24    4.19     4.24    4.13    4.23    4.28    4.32      4.25
Fixed Labor
Supervision                                                1.18    1.23    1.30     1.29    1.32    1.32    1.36    1.35      1.34
Administration                                             1.30    1.37    1.37     1.50    1.16    1.03    0.95    0.91      1.00
Transportation                                             1.11    1.18    1.17     1.17    0.99    0.88    0.82    0.78      0.86
Human Resources                                            0.29    0.31    0.30     0.32    0.26    0.23    0.21    0.20      0.22
Merchandising                                              0.30    0.31    0.31     0.32    0.26    0.24    0.22    0.21      0.23
Facilities                                                 2.50    2.56    2.21     2.46    1.87    1.67    1.54    1.47      1.62
Market Transition Costs                                    0.00    0.00    0.00     0.00    0.00    0.00    0.00    0.00      0.00
Transaction Costs                                          1.99    1.97    1.97     1.99    1.98    2.05    2.08    2.09      2.05
Allocated Expenses
Customer Care                                              2.01    1.90    1.80     1.93    1.70    1.64    1.59    1.55      1.62
Technical Support                                          0.68    0.69    0.69     0.68    0.68    0.67    0.66    0.64      0.66
Telecommunication                                          0.45    0.41    0.38     0.42    0.35    0.34    0.33    0.32      0.33
                                                         --------------------------------------------------------------------------
Total Expenses                                             35.31   35.12   33.91   35.32    32.22   31.34   30.64   30.05    30.99
                                                         --------------------------------------------------------------------------

Contribution Before Acquisition Costs                      9.20    8.98    9.83     8.81    11.76   13.43   15.18   16.46    14.36

Acquisition Costs per New Customer                         88.24   99.10   99.23   97.32    94.33   92.99   88.80   82.96    90.37
Mthly Retention Costs/Avg Customer                         0.44    0.42    0.39     1.72    0.38    0.37    0.36    0.36      1.46
                                                         --------------------------------------------------------------------------
Acq & Retention Costs/Order                                11.35   12.92   13.50   12.76    10.16   8.17    6.31    4.81      7.18

Net Contribution per Order                                (2.15)  (3.94)  (3.67)   (3.95)   1.60    5.26    8.86    11.64     7.18
                                                         ==========================================================================



                                                                        2004                 2004       2005
                                                         --------------------------------------------------------
                                                           Q1(E)   Q2(E)   Q3(E)   Q4(E)     Total      Total
New Warehouses                                               0       0       0       0         0          0
New Warerooms                                                0       0       0       0         0          0

Beginning Customers                                       449,509 465,524 478,654 491,075   449,509    502,825
New Customers                                             44,000  42,000  42,000  42,000    170,000    168,221
Cancelled Customers                                       (27,985)(28,869)(29,580)(30,250) (116,684)  (127,026)
                                                         --------------------------------------------------------
Ending Customers                                          465,524 478,654 491,075 502,825   502,825    544,019

Monthly Cancellation Percentage                            -2.0%   -2.0%   -2.0%   -2.0%     -2.0%      -2.0%

Average Customers                                         457,516 472,089 484,865 496,950   477,855    524,062
Monthly Frequency                                          0.61    0.61    0.61    0.61      0.61        0.61
                                                         --------------------------------------------------------
Total Orders                                              840,623 867,800 891,619 914,146  3,514,189  3,858,648

Revenue

Average Order Size                                        128.04  128.83  129.56  130.80    129.34      134.31
Gross Margin % on Grocery Sales                            33.8%   33.8%   33.8%   33.8%     33.8%      33.8%
                                                         --------------------------------------------------------
Gross Margin                                               43.24   43.50   43.75   44.16     43.67      45.34
Delivery Fees                                              5.03    4.99    4.97    4.96      4.98        4.93
Sales Incentives                                          (1.42)  (1.42)  (1.42)  (1.43)    (1.42)      (1.42)
                                                         --------------------------------------------------------
Total Revenues                                             46.85   47.07   47.29   47.69     47.23      48.85

Expenses per Order

Variable Labor

Pick                                                       5.64    5.58    5.59    5.61      5.60        5.67
Pack and Deliver                                           12.71   12.50   12.34   12.24     12.44      12.08
Replenishment and Service Shops                            4.29    4.31    4.36    4.41      4.34        4.51
Fixed Labor
Supervision                                                1.33    1.32    1.32    1.33      1.33        1.34
Administration                                             0.87    0.85    0.82    0.80      0.84        0.76
Transportation                                             0.75    0.73    0.71    0.69      0.72        0.65
Human Resources                                            0.19    0.19    0.18    0.18      0.19        0.17
Merchandising                                              0.20    0.19    0.19    0.18      0.19        0.17
Facilities                                                 1.41    1.37    1.33    1.30      1.35        1.23
Market Transition Costs                                    0.00    0.00    0.00    0.00      0.00        0.00
Transaction Costs                                          2.09    2.07    2.06    2.06      2.07        2.05
Allocated Expenses
Customer Care                                              1.51    1.46    1.42    1.39      1.44        1.31
Technical Support                                          0.62    0.60    0.57    0.55      0.58        0.51
Telecommunication                                          0.31    0.30    0.30    0.29      0.30        0.28
                                                         --------------------------------------------------------
Total Expenses                                             29.48   29.11   28.91   28.80     29.07      28.64
                                                         --------------------------------------------------------

Contribution Before Acquisition Costs                      17.37   17.96   18.38   18.88     18.17      20.21

Acquisition Costs per New Customer                         77.81   73.97   73.97   73.97     74.97      73.97
Mthly Retention Costs/Avg Customer                         0.35    0.35    0.35    0.34      1.39        1.36
                                                         --------------------------------------------------------
Acq & Retention Costs/Order                                4.07    3.58    3.48    3.40      3.63        3.22

Net Contribution per Order                                 13.30   14.38   14.90   15.48     14.54      16.99
                                                         ========================================================

April Forecast
================================================================================
Consolidated - Income Statement ($'000)


                                                           1999      2001                 2001                2001
                                                         --------------------------------------------------------------------
                                                           Total    Total    Q1(E)   Q2(E)   Q3(E)   Q4(E)    Total    Q1(E)

New Markets Entered                                          0        0                                         0        1

Revenues

Grocery                                                   64,617    88,334  24,728  24,439  26,054  34,452   109,674  39,105
Customer - Membership Fees                                 2,500    1,630      0       0       0       0        0        0
Delivery Fees                                              4,616    2,961     535     674     809    1,282    3,301    1,628
Sales Incentives                                             0      (513)    (208)   (296)   (330)   (453)   (1,287)   (400)
Interactive marketing services                             1,394     431      62      50      210     390      712      391
                                                         --------------------------------------------------------------------
 Total Revenues                                           73,129    92,843  25,117  24,868  26,744  35,672   112,400  40,723

Costs of Groceries Sold                                   55,585    71,646  16,983  16,380  17,463  23,034   73,859   26,062

Cost of Fulfillment

Variable Labor

Pick                                                       4,145    5,565    2,035   1,559   1,522   1,899    7,015    2,584
Pack and Deliver                                           6,437    11,418   3,952   3,314   3,108   3,626   14,000    4,908
Replenishment and Service Shops                            2,969    4,111    1,215   1,051   1,111   1,484    4,860    1,382
Fixed Labor
Supervision                                                3,455    1,662     961     983     970     912     3,825     484
Administration                                             1,137    5,001    1,146   1,113   1,121   1,331    4,711     688
Transportation                                              219      706      283     268     290     364     1,206     388
Human Resources                                             793      919      200     133     125     160      618      126
Merchandising                                               209      174      74      73      71      122      340      113
Facilities                                                 1,234    2,323    1,164    686     724     939     3,513     870
Market Transition Costs                                      0        0       350     250     300     574     1,474      0
Transaction Costs                                           261      749      393     391     426     591     1,802     668
Allocated Expenses
Customer Care                                              1,063    1,382     485     462     483     624     2,054     680
Technical Support                                           571      754      121     114     129     174      537      215
Telecommunications                                          286      377      107     101     108     140      456      153
Other/Adjustment                                          (1,066)   (483)      0       0       0      42       42        0
                                                         --------------------------------------------------------------------
Total Cost of Fulfillment                                 21,714    34,657  12,485  10,498  10,489  12,983   46,454   13,257
                                                         --------------------------------------------------------------------

City Contribution                                         (4,170)  (13,460) (4,351) (2,010) (1,208)  (345)   (7,913)   1,405

Acquisition Marketing                                      4,334    6,002    2,045   1,903   2,066   3,292    9,306    4,162
Retention Marketing                                          0       488      320     324     305     337     1,286     246
                                                         --------------------------------------------------------------------

Net Contribution                                          (8,503)  (19,950) (6,716) (4,236) (3,579) (3,973) (18,505)  (3,004)
                                                         ====================================================================




                                                               2002                2002                 2003                 2003
                                                         --------------------------------------------------------------------------
                                                           Q2(E)   Q3(E)   Q4(E)   Total    Q1(E)   Q2(E)   Q3(E)   Q4(E)    Total

New Markets Entered                                          1       1       1       4        0       0       0       0        0

Revenues

Grocery                                                   46,456  55,088  66,455  207,104  78,206  88,511  97,206  102,919  366,842
Customer - Membership Fees                                   0       0       0       0        0       0       0       0        0
Delivery Fees                                              1,907   2,253   2,713   8,501    3,179   3,591   3,901   4,097    14,769
Sales Incentives                                           (479)   (584)   (725)  (2,189)   (871)  (1,004) (1,106) (1,174)  (4,155)
Interactive marketing services                              465     826     997    2,679    1,173   1,328   1,944   2,058    6,503
                                                         --------------------------------------------------------------------------
 Total Revenues                                           48,348  57,584  69,440  216,096  81,687  92,426  101,945 107,901  383,959
                                                                                    92%                                       78%
Costs of Groceries Sold                                   31,083  37,073  44,904  139,122  52,584  59,214  64,688  68,158   244,644

Cost of Fulfillment

Variable Labor

Pick                                                       2,816   3,341   3,800   12,541   4,300   4,592   4,720   4,749    18,361
Pack and Deliver                                           5,627   6,459   7,548   24,542   8,563   9,430  10,062  10,424    38,479
Replenishment and Service Shops                            1,613   1,891   2,255   7,141    2,621   3,012   3,297   3,501    12,431
Fixed Labor
Supervision                                                 446     550     700    2,179     835     939    1,049   1,097    3,920
Administration                                              490     613     735    2,525     735     735     735     735     2,940
Transportation                                              420     525     630    1,963     630     630     630     630     2,520
Human Resources                                             109     136     164     534      164     164     164     164      654
Merchandising                                               112     140     168     533      168     168     168     168      672
Facilities                                                  943    1,141   1,189   4,143    1,189   1,189   1,189   1,189    4,758
Market Transition Costs                                      0       0       0       0        0       0       0       0        0
Transaction Costs                                           753     880    1,059   3,359    1,257   1,457   1,603   1,693    6,010
Allocated Expenses
Customer Care                                               759     849     966    3,253    1,079   1,169   1,229   1,256    4,732
Technical Support                                           258     308     371    1,153     431     480     509     521     1,941
Telecommunications                                          170     185     205     714      225     242     254     260      981
Other/Adjustment                                             0       0       0       0        0       0       0       0        0
                                                         --------------------------------------------------------------------------
Total Cost of Fulfillment                                 14,515  17,016  19,792   64,581  22,197  24,208  25,608  26,386    98,400
                                                         --------------------------------------------------------------------------

City Contribution                                          2,751   3,494   4,744   12,394   6,906   9,004  11,648  13,357    40,915

Acquisition Marketing                                      4,284   5,768   7,264   21,478   6,452   5,821   4,866   3,899    21,039
Retention Marketing                                         273     305     347    1,172     391     427     455     472     1,745
                                                         --------------------------------------------------------------------------

Net Contribution                                          (1,806) (2,579) (2,867) (10,256)   63     2,756   6,327   8,985    18,131
                                                         ==========================================================================


                                                                         2004                  2004       2005
                                                         ----------------------------------------------------------
                                                             Q1(E)   Q2(E)   Q3(E)   Q4(E)     Total      Total

New Markets Entered                                            0       0       0       0         0          0

Revenues

Grocery                                                     107,637 111,796 115,521 119,574   454,528    518,260
Customer - Membership Fees                                     0       0       0       0         0          0
Delivery Fees                                                4,224   4,327   4,428   4,531    17,510      19,025
Sales Incentives                                            (1,190) (1,230) (1,269) (1,307)   (4,997)    (5,484)
Interactive marketing services                               1,615   1,677   2,310   2,391     7,993      9,109
                                                         ----------------------------------------------------------
 Total Revenues                                             112,286 116,570 120,990 125,189   475,035    540,910

Costs of Groceries Sold                                     71,286  74,045  76,516  79,204    301,051    343,315

Cost of Fulfillment

Variable Labor

Pick                                                         4,740   4,841   4,980   5,128    19,689      21,869
Pack and Deliver                                            10,684  10,844  11,006  11,186    43,719      46,611
Replenishment and Service Shops                              3,604   3,743   3,885   4,034    15,267      17,394
Fixed Labor
Supervision                                                  1,114   1,149   1,177   1,217     4,657      5,186
Administration                                                735     735     735     735      2,940      2,940
Transportation                                                630     630     630     630      2,520      2,520
Human Resources                                               164     164     164     164       654        654
Merchandising                                                 168     168     168     168       672        672
Facilities                                                   1,189   1,189   1,189   1,189     4,758      4,758
Market Transition Costs                                        0       0       0       0         0          0
Transaction Costs                                            1,754   1,797   1,838   1,881     7,269      7,900
Allocated Expenses
Customer Care                                                1,265   1,268   1,269   1,271     5,073      5,073
Technical Support                                             521     517     511     505      2,055      1,954
Telecommunications                                            262     265     267     269      1,062      1,091
Other/Adjustment                                               0       0       0       0         0          0
                                                         ----------------------------------------------------------
Total Cost of Fulfillment                                   26,830  27,310  27,820  28,376    110,336    118,621
                                                         ----------------------------------------------------------

City Contribution                                           14,169  15,216  16,655  17,609    63,649      78,975

Acquisition Marketing                                        3,424   3,107   3,107   3,107    12,744      12,443
Retention Marketing                                           484     494     504     513      1,995      2,144
                                                         ----------------------------------------------------------

Net Contribution                                            10,261  11,615  13,044  13,989    48,910      64,388
                                                         ==========================================================

--------------------------------------------------------------------------------
April Forecast
================================================================================
Consolidated - Income Statement ($'000)

                                                             1999      2000                 2001                 2001
                                                           -----------------------------------------------------------------------
                                                             Total    Total    Q1(E)   Q2(E)   Q3(E)   Q4(E)     Total     Q1(E)

Net Contribution from Markets                               (8,503)  (19,949) (6,716) (4,236) (3,579) (3,973)  (18,505)   (3,004)


Customer Admin                                               4,422      0      1,074   1,074   1,074   1,074       0       1,107
Corp Serv                                                    3,199    4,083     898     898     898     898      3,593      898
Corporate Mgmt                                               4,417    4,944     945     945     945     945      3,781      945
Operating Companies                                            0       300      268     268     268     268      1,072      125
                                                                                 0       0       0       0
Mktg/Merch/PI                                                3,054    2,354    1,485   1,467   1,467   1,467     5,887     1,466
Technology                                                   3,512    5,809    1,226   1,194   1,194   1,194     4,809     1,626
Operations Support                                           1,329    2,096     520     520     520     520      2,081      520
Non Recurring                                                  0      10,118    302     302     302     302      1,208       0
Total Overhead                                              24,045    34,190   6,719   6,669   6,669   6,669    26,727     6,687
Total Allocations                                           (1,634)  (2,514)   (713)   (676)   (720)   (938)    (3,047)   (1,048)
Capitalized Development                                                 0      (727)   (727)   (727)   (727)    (2,908)    (78)
Depreciation/Amortization                                    2,222    4,251    2,300   2,224   2,224   2,224     8,972     2,474
                                                                                 0       0       0       0
Pre-opening Expenses/Other                                    898       0        0       0      100     200       300       600
                                                           -----------------------------------------------------------------------
EBIT                                                       (29,919)  (55,876) (15,022)(12,453)(11,852)(12,129) (51,457)   (11,640)

Interest Income                                              1,384    1,079     121     33      49       0        203        0
Interest Expense                                              250      486      211     491     547     107      1,356      30
Non cash Interest Expense                                      0      1,480     434     434     434     434      1,734      434
Taxes                                                          0        0        0       0       0       0         0         0
                                                           -----------------------------------------------------------------------
Net Income                                                 (28,784)  (56,764) (15,546)(13,345)(12,783)(12,669) (54,344)   (12,103)
                                                           =======================================================================
EPS                                                         (1.66)    (3.15)  (0.86)  (0.74)  (0.71)  (0.71)    (3.02)    (0.67)
Weighted Avg. Shares Outstanding                            17,386    18,041  17,990  17,990  17,990  17,958    17,982    17,990
Increase in weighted avg. shares outstanding                  496      (80)     22       0       0     (32)      (10)        0




                                                               2002                 2002                2003
                                                          -------------------------------------------------------------------
                                                           Q2(E)   Q3(E)   Q4(E)    Total    Q1(E)   Q2(E)   Q3(E)   Q4(E)

Net Contribution from Markets                             (1,806) (2,579) (2,867) (10,256)    63     2,756   6,327   8,985


Customer Admin                                             1,391   1,271   1,667    5,436    1,779   1,802   1,913   1,844
Corp Serv                                                   898     898     898     3,593     898     898     898     898
Corporate Mgmt                                              945     945     945     3,781     945     945     945     945
Operating Companies                                         125     125     125      500      125     125     125     125

Mktg/Merch/PI                                              1,466   1,466   1,466    5,863    1,466   1,466   1,466   1,466
Technology                                                 1,619   1,613   1,606    6,464    1,606   1,606   1,606   1,606
Operations Support                                          520     520     520     2,081     520     520     520     520
Non Recurring                                                0       0       0        0        0       0       0       0
Total Overhead                                             6,965   6,838   7,228   27,718    7,340   7,363   7,473   7,405
Total Allocations                                         (1,187) (1,342) (1,543)  (5,120)  (1,736) (1,890) (1,991) (2,036)
Capitalized Development                                    (78)      0       0      (155)      0       0       0       0
Depreciation/Amortization                                  2,724   2,974   3,077   11,249    2,744   2,994   3,077   2,970

Pre-opening Expenses/Other                                  600     600     600     2,400      0       0       0       0
                                                          -------------------------------------------------------------------
EBIT                                                      (10,830)(11,649)(12,228)(46,347)  (8,285) (5,710) (2,231)   647

Interest Income                                              0       0       0        0        0       0       0       0
Interest Expense                                            26      22      18       97       14      10       6       2
Non cash Interest Expense                                   434     434     434     1,734     434      0       0       0
Taxes                                                        0       0       0        0        0       0       0       0
                                                          -------------------------------------------------------------------
Net Income                                                (11,290)(12,105)(12,680)(48,178)  (8,733) (5,720) (2,237)   645
                                                          ===================================================================
EPS                                                       (0.63)  (0.67)  (0.70)   (2.68)   (0.49)  (0.32)  (0.12)   0.04
Weighted Avg. Shares Outstanding                          17,990  17,990  17,990   17,990   17,990  17,990  17,990  17,990
Increase in weighted avg. shares outstanding                 0       0       0        0        0       0       0       0



                                                            2003                 2004                  2004       2005
                                                          -----------------------------------------------------------------
                                                            Total     Q1(E)   Q2(E)   Q3(E)   Q4(E)    Total      Total

Net Contribution from Markets                               18,131   10,261  11,615  13,044  13,989    48,910     64,388


Customer Admin                                              7,338     1,856   1,985   1,891   2,057    7,790      7,890
Corp Serv                                                   3,593      898     898     898     898     3,593      3,593
Corporate Mgmt                                              3,781      945     945     945     945     3,781      3,781
Operating Companies                                          500       125     125     125     125      500        500

Mktg/Merch/PI                                               5,863     1,466   1,466   1,466   1,466    5,863      5,863
Technology                                                  6,424     1,606   1,606   1,606   1,606    6,424      6,424
Operations Support                                          2,081      520     520     520     520     2,081      2,081
Non Recurring                                                 0         0       0       0       0        0          0
Total Overhead                                              29,580    7,417   7,546   7,451   7,618    30,032     30,132
Total Allocations                                          (7,654)   (2,049) (2,049) (2,047) (2,045)  (8,190)    (8,117)
Capitalized Development                                       0
Depreciation/Amortization                                   11,784    2,970   2,970   2,970   2,970    11,880     11,427

Pre-opening Expenses/Other                                    0         0       0       0       0        0          0
                                                          -----------------------------------------------------------------
EBIT                                                       (15,580)   1,923   3,148   4,670   5,446    15,188     30,946

Interest Income                                               0         0       0       0       0        0          0
Interest Expense                                              32        0       0       0       0        0          0
Non cash Interest Expense                                    434        0       0       0       0        0          0
Taxes                                                         0         0       0       0       0        0          0
                                                          -----------------------------------------------------------------
Net Income                                                 (16,045)   1,923   3,148   4,670   5,446    15,188     30,946
                                                          =================================================================
EPS                                                         (0.89)    0.11    0.18    0.26    0.30      0.84       1.72
Weighted Avg. Shares Outstanding                            17,990   17,990  17,990  17,990  17,990    17,990     17,990
Increase in weighted avg. shares outstanding                  0         0       0       0       0        0          0